Exhibit 10.83

FOURTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into this 13th day of August, 2018 by and among the owner selling parties identified on Exhibit A attached hereto (referred to herein as “Owner Seller” or “Owner Sellers”), the operator parties identified on Exhibit A attached hereto (referred to herein as “Operator” or “Operators”), and TLG II, L.L.P., a Missouri limited liability partnership (“Parent Guarantor”); GAHC4 MISSOURI SNF PORTFOLIO, LLC, a Delaware limited liability company, its successors and assigns (“Purchaser”); and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”).

R E C I T A L S:

WHEREAS, each of Owner Sellers, Operators, Parent Guarantor and Purchaser entered into that certain Purchase and Sale Agreement and Escrow Instructions dated as of June 7, 2018, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of July 18, 2018, as further amended by that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of August 7, 2018, as further amended by that certain Third Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of August 10, 2018 (the “Agreement”), for the purchase and sale of certain real property and improvements located in Missouri (collectively, the “Property”) under the terms and conditions as more particularly described in the Agreement; and

WHEREAS, Owner Sellers, Operators, Parent Guarantor and Purchaser desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Recitals and Definitions. The foregoing recitals are true and correct and are hereby incorporated herein by reference. All terms used herein are as defined in the Agreement unless otherwise defined in this Amendment.

2.	Required PCR Repairs. Buyer and Sellers hereby agree that the “Required PCR Repairs” (as such term is defined in Section 6.01(l) of the Agreement) are attached hereto as Exhibit B through Exhibit I.

3.	Completion.

a.The second and third sentences of Section 6.01(l) of the Agreement are hereby deleted in their entirety and replaced with the following:

“Sellers shall, at their own expense, make any and all repairs or replacements that are designated in the Premises Condition Reports as “critical” or otherwise referred to as immediate or year one repair or replacement items, or words to such effect (the “Required PCR Repairs”), in accordance with the terms of Section 8.04(c).”

b.The first two (2) sentences of Section 8.04(c) of the Agreement are hereby deleted in their entirety and replaced with the following:

“Notwithstanding any language to the contrary herein, Sellers shall use commercially reasonable efforts to complete the Required PCR Repairs prior to the Closing Date; provided, however, in the event any Required PCR Repairs are not completed prior to the Closing Date, Sellers shall cause: (i) all Required PCR Repairs identified on Exhibit B through Exhibit I as “Immediate Needs Repairs” to be completed at their sole cost and expense on or prior to March 31, 2019 or such later date as reasonably requested by Sellers and approved by Purchaser (which approval shall not be unreasonably withheld or delayed), provided that, on or after April 1, 2019, Purchaser’s election, Sellers shall escrow, pursuant to a mutually-acceptable escrow agreement, one hundred twenty percent (120%) of the estimated cost to complete the “Immediate Needs Repairs” which remain unfinished and outstanding on March 31, 2019, with the actual amount of funds to be escrowed and form of escrow agreement to be subject to approval by Sellers and Purchaser, which approval shall not be, unreasonably withheld, conditioned or delayed; and (ii) all Required PCR Repairs identified on Exhibit B through Exhibit I as “Year-1 Repairs” to be completed at their sole cost and expense on or prior to the date that is one (1) year following the Closing Date.”

4.	Operating Sublease. The form of Operating Sublease in Exhibit G-2 of the Agreement is hereby replaced and substituted in its entirety by the form of Operating Sublease attached hereto as Exhibit J.

5.	Consent of the Escrow Agent. The Escrow Agent hereby joins in the execution of this Amendment for purposes of consenting to and accepting the terms of this Amendment.

6.
Counterparts. This Amendment may be executed in multiple counterparts which shall together constitute a single document; however, this Amendment shall not be effective unless and until all counterpart signatures have been obtained. A facsimile or other electronic transmission of an original shall be binding hereunder.

7.
Miscellaneous. All other terms and conditions of the Agreement not specifically modified or supplemented by this Amendment shall remain unchanged and in full force and effect, and the Agreement, as supplemented by this Amendment, is hereby ratified and confirmed. This Amendment (a) shall be governed by and construed under the internal laws of the State of Missouri without regard to the principles of conflicts of law, (b) contains the entire understanding of the parties with respect to the provisions of the Agreement amended and supplemented hereby, (c) may not be modified except by a writing signed by the parties, and (d) shall be binding upon and inure to the benefit of

Owner Sellers, Operators, Parent Guarantor and Purchaser, and their respective successors and permitted assigns.

[Remainder of page intentionally left blank; signatures to follow on next pages.]

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed and delivered as of the date first written above.
SELLERS:
BKY PROPERTIES OF ST ELIZABETH LLC, a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President	MMA HEALTHCARE OF ST ELIZABETH, INC. D/B/A ST. ELIZABETH CARE CENTER, a Missouri corporation By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President
BRIDGEWOOD ASSOCIATES, L.L.C., a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President	BRIDGEWOOD HEALTH CARE CENTER, L.L.C. D/B/A BRIDGEWOOD HEALTH CARE CENTER, a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President
CRESTWOOD ASSOCIATES, L.L.C., a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President	CRESTWOOD HEALTH CARE CENTER, L.L.C. D/B/A CRESTWOOD HEALTH CARE CENTER, a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President
EASTVIEW ASSOCIATES, L.L.C., a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President	EASTVIEW MANOR, INC. D/B/A EASTVIEW MANOR CARE CENTER, a Missouri corporation By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President

MILAN ASSOCIATES, L.L.C., a Missouri limited liability company	BKY HEALTHCARE OF MILAN, INC. D/B/A MILAN HEALTH CARE CENTER, a Missouri corporation
By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President	By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President

M‑S ASSOCIATES, L.P.,
a Missouri limited partnership

By: Randolph Pettis GP LLC, a Missouri
        limited liability company, its General
        Partner

By: /s/ Richard J. DeStefane, President
   Richard J. DeStefane, President
NORTH VILLAGE PARK, L.L.C. D/B/A NORTH VILLAGE PARK, a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President
SALISBURY ASSOCIATES LLC, a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President	CHARITON PARK HEALTH CARE CENTER, L.L.C., a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President

SEDALIA ASSOCIATES, L.P.,
a Missouri limited partnership

By: Brunswick Park Associates, Inc.,
        a Missouri corporation, its General
        Partner

By: /s/ Richard J. DeStefane, President
Richard J. DeStefane, President
FOUR SEASONS LIVING CENTER, L.L.C. D/B/A FOUR SEASONS LIVING CENTER, a Missouri limited liability company By: /s/ Richard J. DeStefane, President Richard J. DeStefane, President

PARENT GUARANTOR:

TLG II, L.L.P.,
a Missouri limited liability partnership

By: RCG, Inc., a Missouri corporation,
its General Partner

By: /s/ Richard J. DeStefane, President
Richard J. DeStefane, President

PURCHASER:

GAHC4 MISSOURI SNF PORTFOLIO, LLC,
a Delaware limited liability company

By:    Griffin‑American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership, its Sole Member

By:    Griffin‑American Healthcare REIT IV, Inc.,
a Maryland corporation, its General Partner

By:    /s/ Mathieu Streiff
Name:    Mathieu Streiff
Its:    Executive Vice President and General Counsel

ESCROW AGENT	FIRST AMERICAN TITLE INSURANCE COMPANY

By: /s/ Brian M. Serikaku
Name: /s/ Brian M. Serikaku
Its: Escrow Officer

Exhibit A
OWNER SELLERS AND OPERATORS

OWNER SELLER	OPERATOR
Bridgewood Associates, L.L.C.	Bridgewood Health Care Center, L.L.C. d/b/a Bridgewood Health Care Center
SALISBURY ASSOCIATES LLC	CHARITON PARK HEALTH CARE CENTER, L.L.C. d/b/a Chariton Park Health Care Center
Crestwood Associates, L.L.C.	Crestwood Health Care Center, L.L.C. d/b/a Crestwood Health Care Center
SEDALIA ASSOCIATES, L.P.	FOUR SEASONS LIVING CENTER, L.L.C. d/b/a Four Seasons Living Center
Milan Associates, L.L.C.	BKY Healthcare of Milan, Inc. d/b/a Milan Health Care Center
Eastview Associates, L.L.C.	Eastview Manor, Inc. d/b/a Eastview Manor Care Center
M-S ASSOCIATES, L.P.	North Village Park, L.L.C. d/b/a North Village Park
BKY Properties of St Elizabeth LLC	MMA Healthcare of St. Elizabeth, Inc. d/b/a St. Elizabeth Care Center